Exhibit 99.4

NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ COTERRA ENERGY INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COTERRA ENERGY INC. The undersigned hereby makes, constitutes, and appoints Shannon E. Young III, Adam M. Vela and Marcus G. Bolinder, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of Common Stock of Coterra Energy Inc. held of record by the undersigned on March 27, 2026 at the Special Meeting (the “Coterra Special Meeting”) to be held on May 4, 2026 at 10:00 a.m. Central Time. The Coterra Special Meeting will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/CoterraEnergy/2026 by 11:59 p.m. EDT on May 3, 2026. On the day of the Coterra Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Coterra Special Meeting are contained in the joint proxy statement/prospectus in the sections titled “Questions and Answers—How can I attend the Coterra Special Meeting?” and “Coterra Special Meeting—Voting at the Coterra Special Meeting.” This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature _____________________________________________________ Date _________________________________________________________ Title __________________________________________________________ Signature (Joint Owners) ______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/CTRASM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. CONTROL NUMBER As a stockholder of Coterra Energy Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on May 3, 2026.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. The Joint Proxy Statement/Prospectus is available at: https://web.viewproxy.com/CoterraEnergy/2026 When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” Proposals 1, 2 and 3. The Coterra Board unanimously recommends that Coterra stockholders vote “FOR” the Coterra Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Coterra Adjournment Proposal. Please mark your votes like this 1. To adopt and approve the Agreement and Plan of Merger, dated as of February 1, 2026 (as amended from time to time, the “Merger Agreement”), by and among Coterra Energy Inc. (“Coterra”), Devon Energy Corporation (“Devon”) and Cubs Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Devon (“Merger Sub”), the merger of Merger Sub into Coterra (the “merger”) and the other transactions contemplated by the Merger Agreement (the “Coterra Merger Proposal”); FOR ☐ AGAINST ☐ ABSTAIN ☐ 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Coterra’s named executive officers that is based on or otherwise relates to the merger (the “Advisory Compensation Proposal”); and FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. To approve the adjournment of the Coterra Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Coterra Merger Proposal (the “Coterra Adjournment Proposal”). FOR ☐ AGAINST ☐ ABSTAIN ☐